ALLIANCE
--------------------------------------------------------------------------------
                                  INTERNATIONAL
--------------------------------------------------------------------------------
                                      FUND

                                                               Semi-Annual
                                                               Report
                                                               December 31, 1999


                                                      Alliance Capital [LOGO](R)

Letter To Shareholders                               Alliance International Fund
================================================================================

February 25, 2000

Dear Shareholder:

This semi-annual report contains investment results and market activity for Alliance International Fund (the "Fund") for the period ended December 31, 1999.

INVESTMENT RESULTS

The following table shows the Fund's performance versus its benchmark, the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index, as well as the Fund's peer group, the Lipper International Funds Average, for the six- and 12-month periods ended December 31, 1999.

The Fund outperformed its benchmark, the MSCI EAFE Index, over both the six- and 12-month periods under review. During 1999, we moved the Fund's portfolio from a below benchmark to an above benchmark position in Japanese equities in order to take advantage of what we believed to be an environment of greater potential profit. In doing this, we reduced our positions in European markets approximately to benchmark level. This proved to be a prudent decision, as Japan continued to perform well throughout the year. In addition, stock selection for the Fund added value in both the European and Asian markets. The benefit of this was particularly clear in Japan and Hong Kong where the Fund's holdings outperformed local index returns by a large margin.

--------------------------------------------------------------------------------
      INVESTMENT RESULTS*
      Periods Ended December 31, 1999

                                        Total Returns

                                 6 months          12 months
                              ---------------  ---------------

      Alliance International
         Fund
         Class A                   33.13%           34.62%
         Class B                   32.72%           33.69%
         Class C                   32.72%           33.69%

      MSCI EAFE Index              22.27%           27.30%

      Lipper International
         Funds Average             30.84%           40.80%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      * Total returns are based on the net asset value of each class of shares as of December 31, 1999. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund and its comparative benchmark include the reinvestment of any distributions paid during the period. Total return for Advisor Class shares will differ due to different expenses associated with that class. Past performance is no guarantee of future results.

      The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia, and the Far East. The benchmarks are unmanaged and reflect no fees or expenses. The Lipper International Funds Average for the six- and 12-month periods ended December 31, 1999 reflects the performance of 653 and 618 mutual funds, respectively. These funds have generally similar investment objectives to your Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an index or an average.

      Additional investment results appear on page 4.
--------------------------------------------------------------------------------

MARKET REVIEW

Taken as a single period of stock market returns, 1999 was an excellent year. The MSCI World Index rose by just under 25% in U.S. dollar terms. However, when viewed separately, many of the world's major markets endured a lengthy period in which there was considerable volatility but little direction in the indices. The Standard & Poor's 500 Stock Index was at almost the same level in late October 1999 as it had been in early April 1999. The same goes for the Dow Jones in November and May 1999, for the Dow Jones Euro Stoxx 50 Index in October and April 1999 and for the Financial Times Stock Exchange 100 Index in October and February 1999. The year's advances in U.S. markets were made in the first and final quarter. In Europe, a fourth quarter climb of 22.6% (as posted by the MSCI EMU Index) was required to bring that region's annual return up to 18.8%. The only major market that bucked this trend was also the year's best performer -- the MSCI Japan Index appreciated by 61.5% in a relatively uniform manner.

Driving equities higher in the U.S. and, by extension, in Europe (where local currency markets showed a strong transatlantic correlation), was evidence and an increasing belief that the economy was no longer as constrained as

                                                     Alliance International Fund
================================================================================

before by the threat of inflation. Many of the market leaders were stocks that some argue have the most to do with this step-up in potential growth -- high-tech stocks in general, and Internet stocks in particular.

The "new paradigm" conviction of the bond markets was not so strong. As growth returned to Japan, Asia and Europe, and accelerated further in the U.S., investors foresaw accelerating inflation and sold off. Most bond markets therefore delivered negative returns. The yield on the U.S. 30-year Treasury bill rose by over 100 basis points (bps) to approximately 6.5%. The U.K. 10-year Treasury bill acted in a similar fashion and, by year's end, yielded 5.47%. The German 10-year Treasury bill was even poorer, adding 170 bps. Again, it was Japan, where headline inflation continues to be negative despite much progress towards economic recovery, which proved the exception. The 10-year Japanese government bond ended 1999 with its yield marginally lower for the year at 1.67%.

1999 saw significant changes in major exchange rates. The dollar rose against the euro in the spring and the autumn and ended the year up approximately 17%. This figure is perhaps slightly misleading given that the market valuation of the euro appreciated sharply in the last days of 1998, prior to its official launch. Nonetheless it was one of the remarkable features of currency markets in 1999 that the clear re-emergence of economic growth in Europe did not lead to a sustained recovery in the single currency. Indeed, the fortunes of the euro seem to have been much more closely tied to the performance of U.S. equities. Such a relationship with the dollar/yen exchange rate, if it existed at all, broke down during the course of the year. Having depreciated approximately 10%, the yen bounced back on news of an unexpectedly strong economic performance in the first and second quarters and faint signs of improved consumer sentiment. Concerns that the nascent recovery would be damaged by currency strength were not relieved in the final months of the year when the yen was little changed, despite Wall Street's strong bull run.

INVESTMENT OUTLOOK

The chief macroeconomic development of 1999 was the re-emergence of global growth. Last January, much of Asia still seemed within touching distance of economic crisis, while Japan was mired in a deep recession. The newly created `Euroland' economy was battered by a falloff in exports and turgid domestic activity in Germany and Italy. On the bright side (in retrospect, at least), inflation was low and monetary conditions were loose. The roaring U.S. economy, fueled by a series of rate cuts late in 1998, continued to bring in imports at an extravagant pace.

The relative attractions of U.S. financial assets for overseas investors meant that far from being dragged down by an enormous external deficit, the U.S. dollar actually appreciated against all of the major currencies in the first half of the year, peaking in July. This enabled a rapid recovery in European exports. By year's end, German export orders were up 21% year-on-year. With inflation at its lowest for decades and unemployment falling through most of the year, European consumer confidence remained high and combined with foreign trade to drive European growth to an annualized rate of over 3%. While there is a widespread belief that structural problems prevent European economies from attaining the levels of growth seen in the United States in recent years, it is clear that Europe now enjoys the best economic conditions it has seen for several years. Headline inflation seems unlikely to break the European Central Bank's ceiling of 2% for long as last year's commodity price rises push up the baseline. An improving employment environment will tend to support a bright consumer sentiment.

The biggest growth surprise of 1999 was in Japan. Massive government expenditure and growing levels of corporate restructuring reaped a reward in gross domestic product growth in the first half of the year. This brought surprised equity investors from overseas. A fall off in the Japanese savings ratio and a steady improvement in industrial confidence augur well for further economic consolidation in 2000. However, the increase in the strength of the yen will continue to affect exports while keeping inflation uncomfortably low. The state of consumer sentiment remains unclear. Spending has yet to record a sustained recovery and concerns over the labor market are unlikely to be placated very quickly.

Growth in the U.S. itself has continued to increase and in doing so has added ammunition for the advocates of the

                                                     Alliance International Fund
================================================================================

"new paradigm." Whether there has in fact been a step-up in productivity which will allow the U.S. a higher rate of growth without stimulating serious inflationary forces remains the most important question for global investors. U.S. unemployment is the lowest it has been for three decades. The headline inflation rate is growing as are import prices and employment costs, though all by less than skeptics expected. U.S. stock valuations are at extreme historical highs. Continued strength in earnings is essential if the markets are to avoid a considerable correction.

The U.S. has continued to prosper amidst the beginnings of global growth as it did during global desynchronization. But, in our view, the inflationary pressures that come with global growth will continue. We are clearly not at the end of the interest-rate tightening cycle. The U.S. labor market is extremely tight. If the U.S. expansion is to continue to progress as serenely as it has over the last number of years, it will have to be fuelled by the fruits of the "new paradigm," for we believe there appears to be little left for the old economy to give.

INDUSTRIAL AND GEOGRAPHIC BREAKDOWNS AS OF
DECEMBER 31, 1999*

   [The following table was depicted as a pie chart in the printed material.]

                        Aerospace & Defense:           0.5%
                        Basic Industries:              4.6%
                        Capital Goods:                11.3%
                        Consumer Manufacturing:        5.4%
                        Consumer Services:            12.6%
                        Consumer Staples:              4.5%
                        Energy:                        5.5%
                        Finance:                      15.9%
                        Healthcare:                    4.6%
                        Multi-Industry:                1.5%
                        Technology:                   23.4%
                        Utilities:                    10.2%

   [The following table was depicted as a pie chart in the printed material.]

                        Australia:               1.5%
                        Finland:                 6.0%
                        France:                  5.7%
                        Germany:                 4.8%
                        Hong Kong:               3.5%
                        Ireland:                 0.4%
                        Japan:                  36.7%
                        The Netherlands:        13.1%
                        Singapore:               1.6%
                        Spain:                   2.5%
                        Sweden:                  1.5%
                        Switzerland:             2.3%
                        United Kingdom:         20.4%

      * Expressed as a percentage of total investments (excluding cash and cash equivalents).

We thank you for your continued interest and investment in Alliance International Fund and look forward to reporting its progress to you in future periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Bruce W. Calvert

Bruce W. Calvert
Senior Vice President


/s/ Nicholas D.P. Carn

Nicholas D.P. Carn
Vice President

--------------------------------------------------------------------------------
Shares of the Fund are not deposits or obligations of, guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES                    Alliance International Fund
================================================================================

Alliance International Fund is a diversified investment company that seeks to provide investors with a total return on its assets from long-term growth of capital and income. The Fund invests principally in marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects of growth including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities.

INVESTMENT RESULTS
================================================================================

NAV and SEC Average Annual Total Returns as of December 31, 1999

                   ------------------------------------------
                                 CLASS A SHARES
                   ------------------------------------------

                                Without             With
                             Sales Charge       Sales Charge
                             ===============================

One Year                        34.62%             28.92%
Five Years                      12.05%             11.09%
Ten Years                        6.68%              6.21%

                   ------------------------------------------
                                 CLASS B SHARES
                   ------------------------------------------

                                Without             With
                             Sales Charge       Sales Charge
                             ===============================

One Year                        33.69%             29.69%
Five Years                      11.19%             11.19%
Since Inception* (a)             8.30%              8.30%

                   ------------------------------------------
                                 CLASS C SHARES
                   ------------------------------------------

                                Without             With
                             Sales Charge       Sales Charge
                             ===============================

One Year                        33.69%             32.69%
Five Years                      11.17%             11.17%
Since Inception*                10.43%             10.43%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

SEC average annual total returns for the periods shown reflect reinvestment of all distributions and deduction of the maximum 4.25% front-end sales charges and applicable contingent deferred sales charges.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
*     Inception: 9/17/90, Class B; 5/3/93, Class C.
(a)   Assumes conversion of Class B shares into Class A shares after 8 years.

TEN LARGEST HOLDINGS
December 31, 1999 (unaudited)                        Alliance International Fund
================================================================================

----------------------------------------------------------------------------------------------------
COMPANY                                                         U.S. $ VALUE   PERCENT OF NET ASSETS
----------------------------------------------------------------------------------------------------
Mannesmann AG -- Designs and manufactures a wide
   range of industrial products, production machinery and
   assembly systems as well as provides
   telecommunications services.                                  $ 9,329,916            4.2%
----------------------------------------------------------------------------------------------------
Nokia Corp.-- Develops and manufactures
   mobile phones, networks, and systems for cellular
   and fixed networks.                                             8,876,007            4.0
----------------------------------------------------------------------------------------------------
Sony Corp. -- Develops and manufactures consumer
   and industrial electronic equipment.                            7,711,433            3.5
----------------------------------------------------------------------------------------------------
Tokyo Electron, Ltd. -- Produces, imports, and sells
   electronic products.                                            6,851,997            3.1
----------------------------------------------------------------------------------------------------
Canon, Inc.-- Manufactures office, camera, and video
   equipment.                                                      6,279,170            2.8
----------------------------------------------------------------------------------------------------
Rohm Co., Ltd.-- Manufactures custom linear integrated
   circuits and semiconductor devices such as diodes &
   transistors which are used mainly for consumer electronics.     5,837,901            2.6
----------------------------------------------------------------------------------------------------
St Microelectronics NV-- Designs, develops, manufactures
   and markets semiconductor integrated circuits and
   discreet devices.                                               5,666,435            2.6
----------------------------------------------------------------------------------------------------
United Pan-Europe Communications NV Series A -- Owns
   and operates broadband communications networks
   in various countries in Europe and in Israel.                   5,355,090            2.4
----------------------------------------------------------------------------------------------------
China Telecom (Hong Kong), Ltd. (ADR)-- Provides
   cellular telecommunications services in the Peoples'
   Republic of China.                                              5,116,100            2.3
----------------------------------------------------------------------------------------------------
British Sky Broadcasting Group Plc.-- A broadcasting
   group that provides television programming and internet
   services via digital satellite.                                 4,968,599            2.3
----------------------------------------------------------------------------------------------------
                                                                 $65,992,648           29.8%
----------------------------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
December 31, 1999 (unaudited)                        Alliance International Fund
================================================================================

--------------------------------------------------------------------------------
                                           U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense                        $  1,066,523            0.5%
--------------------------------------------------------------------------------
Basic Industries                              9,969,037            4.5
--------------------------------------------------------------------------------
Capital Goods                                24,866,394           11.2
--------------------------------------------------------------------------------
Consumer Manufacturing                       11,956,129            5.4
--------------------------------------------------------------------------------
Consumer Services                            27,703,489           12.5
--------------------------------------------------------------------------------
Consumer Staples                              9,868,422            4.5
--------------------------------------------------------------------------------
Energy                                       11,975,924            5.4
--------------------------------------------------------------------------------
Finance                                      34,900,324           15.8
--------------------------------------------------------------------------------
Healthcare                                    9,925,639            4.5
--------------------------------------------------------------------------------
Multi Industry                                3,382,354            1.5
--------------------------------------------------------------------------------
Technology                                   51,417,022           23.2
--------------------------------------------------------------------------------
Utilities                                    22,320,440           10.1
--------------------------------------------------------------------------------
Total Investments*                          219,351,697           99.1
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities      2,030,090            0.9
--------------------------------------------------------------------------------
Net Assets                                 $221,381,787          100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Excludes short-term obligations.

PORTFOLIO OF INVESTMENTS
December 31, 1999 (unaudited)                        Alliance International Fund
================================================================================

Company                             Shares    U.S. $ Value
----------------------------------------------------------

COMMON STOCKS &
   OTHER INVESTMENTS -- 99.1%
AUSTRALIA -- 1.5%
Telstra Corp., Ltd. ..........      372,600   $  2,026,929
Woodside Petroleum,
   Ltd. ......................      168,100      1,242,469
                                              ------------
                                                 3,269,398
                                              ------------

FINLAND -- 6.0%
Nokia Corp. ..................       49,000      8,876,007
Sonera Oyj....................       30,900      2,116,098
UPM-Kymmene Oyj...............       55,800      2,246,173
                                              ------------
                                                13,238,278
                                              ------------

FRANCE -- 5.7%
Banque Nationale
   de Paris...................       31,720      2,924,002
France Telecom, SA............       16,820      2,222,490
Sanofi-Synthelabo,
   SA (a).....................       58,730      2,443,315
Societe Generale Cl. A........        4,299        999,375
Total Fina, SA Cl. B..........       30,090      4,012,242
                                              ------------
                                                12,601,424
                                              ------------

GERMANY -- 4.7%
Mannesmann AG.................       38,710      9,329,916
Siemens AG....................        8,600      1,093,078
                                              ------------
                                                10,422,994
                                              ------------

HONG KONG -- 3.4%
China Telecom
   (Hong Kong), Ltd.
   (ADR)......................      820,000      5,116,100
TCL International
   Holdings, Ltd. (a).........    2,600,000      1,806,136
Television
   Broadcasts, Ltd. ..........       98,000        668,167
                                              ------------
                                                 7,590,403
                                              ------------

IRELAND -- 0.4%
CRH Plc. .....................       41,623        896,389
                                              ------------

ITALY -- 0.0%
Banca Commerciale
   Italiana...................            1              5
   Wts. 11/15/02 (a)..........       36,838             -0-
                                              ------------
                                                         5
                                              ------------

JAPAN -- 36.3%
Aiful Corp....................        8,000        978,857
Bank Of Tokyo-Mitsubishi,
   Ltd. ......................      236,000      3,289,585
Banyu Pharmaceutical
   Co., Ltd. .................       57,000        884,348
Canon, Inc. ..................      158,000      6,279,170
Daiwa Securities Group,
   Inc. ......................      146,000      2,285,180
DDI Corporation...............          142      1,945,967
Fanuc, Ltd. ..................       22,000      2,801,684
Fuji Bank, Ltd. ..............      243,000      2,361,971
Hoya Corp. ...................       22,000      1,733,555
KAO Corp. ....................       70,000      1,997,357
Nippon Telegraph &
   Telephone Corp. ...........          268      4,590,838
Nippon Television
   Network Corp. .............        2,990      3,512,138
NTT Mobile
   Communications
   Network, Inc. .............          109      4,193,128
Omron Corp. ..................      117,000      2,697,093
Rohm Co., Ltd. ...............       14,200      5,837,901
Sankyo Co., Ltd. .............       44,000      3,294,832
Shin-Etsu Chemical
   Co., Ltd. .................       25,000      1,076,742
Shohkoh Fund &
   Co., Ltd. .................        4,000      1,583,790
SMC Corp. ....................        9,500      2,102,535
Softbank Corp. ...............        4,700      4,499,413
Sony Corp. ...................       26,000      7,711,433
Sumitomo Trust &
   Banking Co., Ltd. .........      179,000      1,208,986
Takeda Chemical
   Industries.................       28,000      1,384,103

PORTFOLIO OF INVESTMENTS (continued)                 Alliance International Fund
================================================================================

Company                             Shares    U.S. $ Value
----------------------------------------------------------

TDK Corp. (a).................       25,000   $  3,452,917
Tokyo Electron, Ltd. .........       50,000      6,851,997
Yamanouchi
   Pharmaceutical Co.,
   Ltd. ......................       53,000      1,852,095
                                              ------------
                                                80,407,615
                                              ------------

NETHERLANDS -- 13.0%
Akzo Nobel NV.................       38,400      1,924,463
Equant NV.....................       30,000      3,402,469
Getronics NV..................       19,100      1,522,326
ING Groep NV..................       51,645      3,115,259
Koninklijke Ahold NV..........       99,179      2,933,380
Koninklijke Philips
   Electronics NV.............       16,600      2,255,230
Royal Dutch
   Petroleum Co. .............       41,400      2,535,187
St Microelectronics NV........       36,850      5,666,435
United Pan-Europe
   Communications NV(a).......       41,900      5,355,090
                                              ------------
                                                28,709,839
                                              ------------

SINGAPORE -- 1.6%
DBS Group Holdings,
   Ltd. (a)...................      157,300      2,578,379
DBS Land, Ltd. ...............      500,000        984,689
                                              ------------
                                                 3,563,068
                                              ------------

SPAIN -- 2.5%
Altadis, SA...................       53,000        757,379
Repsol, SA
   New Shares.................       93,300      2,161,404
Telefonica, SA (a)............       95,778      2,390,378
Unidad Editorial, SA
   Series A (b)...............      135,229        272,176
                                              ------------
                                                 5,581,337
                                              ------------

SWEDEN -- 1.5%
Securitas AB Cl. B............      182,900      3,312,549
                                              ------------

SWITZERLAND -- 2.3%
ABB, AG (a)...................       40,634      4,960,119
                                              ------------

UNITED KINGDOM -- 20.2%
Bank of Scotland Plc. ........      351,400      4,082,173
Billiton Plc. ................      426,400      2,516,333
BP Amoco Plc. ................      201,300      2,024,622
British Aerospace Plc. .......      161,000      1,066,524
British Airways Plc. ........       329,100      2,148,177
British Sky Broadcasting
   Group Plc. ................      308,600      4,968,599
British Telecommunications
   Plc. ......................       78,200      1,911,641
Dixons Group Plc. ............       99,100      2,384,125
HSBC Holdings Plc. ..........       226,858      3,163,192
Invensys Plc. ................      227,500      1,238,717
Orange Plc. (a)...............       92,000      3,106,668
Rio Tinto Plc. ...............       91,300      2,205,325
Royal Bank of Scotland
   Group Plc. ................      104,511      1,854,065
SmithKline
   Beecham Plc. ..............      263,379      3,361,777
Standard Chartered Plc. ......      224,824      3,490,815
United News &
   Media Plc. ................      165,100      2,104,674
Vodafone AirTouch Plc. .......      639,780      3,170,852
                                              ------------
                                                44,798,279
                                              ------------

Total Common Stocks &
   Other Investments
   (cost $164,309,348)........                 219,351,697
                                              ------------

                                                     Alliance International Fund
================================================================================

                                   Principal
                                    Amount
Company                              (000)    U.S. $ Value
----------------------------------------------------------

TIME DEPOSIT -- 1.4%
UNITED KINGDOM -- 1.4%
BNP London
   4.00%, 1/03/00
   (cost $3,200,000)..........       $3,200   $  3,200,000
                                              ------------

TOTAL INVESTMENTS -- 100.5%
   (cost $167,509,348)........                 222,551,697
Other assets less
   liabilities-- (0.5)%.......                  (1,169,910)
                                              ------------

NET ASSETS - 100%.............                $221,381,787
                                              ============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b)   Restricted and illiquid securities valued at fair value (see Notes A & F).

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999 (unaudited)                        Alliance International Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $167,509,348) ......................   $ 222,551,697
   Foreign cash, at value (cost $40,239) .....................................          40,387
   Receivable for investment securities sold ....................................       7,300,811
   Receivable for shares of beneficial interest sold ............................         844,851
   Foreign taxes receivable .....................................................         195,230
   Dividends and interest receivable ............................................          95,032
                                                                                    -------------

   Total assets .................................................................     231,028,008
                                                                                    -------------

LIABILITIES
   Due to custodian .............................................................         874,288
   Payable for shares of beneficial interest redeemed ...........................       4,660,472
   Payable for investment securities purchased ..................................       3,200,000
   Advisory fee payable .........................................................         470,436
   Distribution fee payable .....................................................          91,512
   Accrued expenses .............................................................         349,513
                                                                                    -------------

   Total liabilities ............................................................       9,646,221
                                                                                    -------------

NET ASSETS ......................................................................   $ 221,381,787
                                                                                    =============

COMPOSITION OF NET ASSETS
   Shares of beneficial interest, at par ........................................   $     112,694
   Additional paid-in capital ...................................................     156,266,941
   Distributions in excess of net investment income .............................      (4,606,547)
   Accumulated net realized gain on investments and foreign currency transactions      14,576,866
   Net unrealized appreciation of investments and foreign currency denominated
      assets and liabilities ....................................................      55,031,833
                                                                                    -------------
                                                                                    $ 221,381,787
                                                                                    =============

CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share
      ($102,958,534 / 5,085,259 shares of beneficial interest issued and outstanding)      $20.25
   Sales Charge -- 4.25% of public offering price ...................................         .90
                                                                                           ------

   Maximum offering price ...........................................................      $21.15
                                                                                           ======

   Class B Shares
   Net asset value and offering price per share
      ($68,065,309 / 3,622,725 shares of beneficial interest issued and outstanding)       $18.79
                                                                                           ======

   Class C Shares
   Net asset value and offering price per share
      ($20,258,081 / 1,078,373 shares of beneficial interest issued and outstanding)       $18.79
                                                                                           ======

   Advisor Class Shares
   Net asset value, redemption, and offering price per share
      ($30,099,863 / 1,483,015 shares of beneficial interest issued and outstanding)       $20.30
                                                                                           ======

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended December 31, 1999 (unaudited)       Alliance International Fund
================================================================================

INVESTMENT INCOME

   Dividends (net of foreign taxes withheld of $93,772) ....     $1,712,418
   Interest ................................................         66,485     $ 1,778,903
                                                                 ----------
EXPENSES
   Advisory fee ............................................        988,643
   Distribution fee - Class A ..............................        109,758
   Distribution fee - Class B ..............................        291,841
   Distribution fee - Class C ..............................         87,203
   Transfer agency .........................................        328,303
   Custodian ...............................................        164,922
   Administrative ..........................................         65,000
   Audit and legal .........................................         46,697
   Printing ................................................         35,898
   Registration ............................................         29,981
   Trustees' fees ..........................................         20,517
   Miscellaneous ...........................................         27,692
                                                                 ----------
   Total expenses ..........................................      2,196,455
   Less: expenses waived by the Adviser (See Note B) .......       (148,296)
   Less: expenses offset arrangement (See Note B) ..........        (14,180)
                                                                 ----------
   Net expenses ............................................                      2,033,979
                                                                                -----------
Net investment loss ........................................                       (255,076)
                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investment transactions ............                     16,441,646
   Net realized loss on foreign currency transactions ......                        (63,589)
   Net change in unrealized appreciation / depreciation of:
      Investments ..........................................                     40,781,999
      Foreign currency denominated assets and liabilities ..                         23,110
                                                                                -----------
   Net gain on investments and foreign currency transactions                     57,183,166
                                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................                    $56,928,090
                                                                                ===========

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                   Alliance International Fund
================================================================================

                                                                        Six Months Ended    Year Ended
                                                                       December 31, 1999     June 30,
                                                                         (unaudited)          1999
                                                                       -----------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss ...............................................   $    (255,076)   $  (1,013,873)
   Net realized gain on investments and foreign currency transactions       16,378,057       13,325,110
   Net change in unrealized appreciation / depreciation of investments
   and foreign currency denominated assets and liabilities ...........      40,805,109      (21,711,910)
                                                                         -------------    -------------
   Net increase (decrease) in net assets from operations .............      56,928,090       (9,400,673)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Advisor Class ..................................................             -0-          (12,533)
   Distributions in excess of net investment income
      Class A ........................................................             -0-       (2,466,071)
      Class B ........................................................             -0-       (1,292,716)
      Class C ........................................................             -0-         (380,642)
      Advisor Class ..................................................             -0-       (1,004,112)
   Net realized gain on investments and foreign currency transactions
      Class A ........................................................      (6,103,573)      (5,415,223)
      Class B ........................................................      (4,123,311)      (4,025,046)
      Class C ........................................................      (1,251,908)      (1,185,184)
      Advisor Class ..................................................      (1,631,168)      (2,031,445)
CAPITAL STOCK TRANSACTIONS
   Net decrease ......................................................      (7,288,366)     (58,451,640)
                                                                         -------------    -------------
   Total increase (decrease) .........................................      36,529,764      (85,665,285)
NET ASSETS
   Beginning of year .................................................     184,852,023      270,517,308
                                                                         -------------    -------------
   End of period .....................................................   $ 221,381,787    $ 184,852,023
                                                                         =============    =============

--------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (unaudited)                        Alliance International Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance International Fund (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent gains and losses from sales and maturities of debt securities, holding of foreign currency contracts, foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment

NOTES TO FINANCIAL STATEMENTS (continued)            Alliance International Fund
================================================================================

company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a fee at a quarterly rate equal to 1/4 of 1% (approximately 1% on an annual basis) of quarter end net assets up to $500 million and 3/16 of 1% (approximately .75% on an annual basis) of quarter end net assets in excess of $500 million. The Adviser has agreed to waive that portion of its advisory fee on the first $500 million of the quarter end net assets in excess of the annualized rate of .85 of 1%. For the six months ended December 31, 1999, such waiver amounted to $148,296. Pursuant to the advisory agreement, the Fund paid $65,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended December 31, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $196,234 for the six months ended December 31, 1999.

For the six months ended December 31, 1999, the Fund's expenses were reduced by $14,180 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has $37,107 and $1,671 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended December 31, 1999.

Brokerage commissions paid on investment transactions for the six months ended December 31, 1999, amounted to $407,136, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has

                                                     Alliance International Fund
================================================================================

incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,485,271 and $911,708 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $144,682,239 and $154,195,304, respectively, for the six months ended December 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the six months ended December 31, 1999.

At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $57,639,749 and gross unrealized depreciation of investments was $2,597,400 resulting in net unrealized appreciation of $55,042,349 excluding foreign currency transactions.

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1999, the Fund had no outstanding forward foreign exchange currency contracts.

NOTES TO FINANCIAL STATEMENTS (continued)            Alliance International Fund
================================================================================

NOTE E: Shares of Beneficial Interest

There is an unlimited number of $.01 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Transactions in shares of beneficial interest were as follows:

                                            -----------------------------------------    -----------------------------------------
                                                              SHARES                                      AMOUNT
                                            -----------------------------------------    -----------------------------------------
                                              Six Months Ended                            Six Months Ended
                                              December 31, 1999        Year Ended         December 31, 1999        Year Ended
                                                 (unaudited)          June 30, 1999          (unaudited)          June 30, 1999
                                            -------------------   -------------------    -------------------   -------------------
Class A
Shares sold.............................             7,057,229             8,095,562      $     125,338,723     $     133,167,300
Shares issued in reinvestment of
   dividends and distributions..........               306,141               379,772              5,394,204             5,935,837
Shares converted from Class B...........                91,119               154,134              1,535,123             2,508,206
Shares redeemed.........................            (7,189,872)          (10,902,963)          (128,103,902)         (184,030,407)
                                             -----------------     -----------------      -----------------     -----------------
Net increase (decrease).................               264,617            (2,273,495)     $       4,164,148     $     (42,419,064)
                                             =================     =================      =================     =================
Class B
Shares sold.............................             1,471,392             3,108,211      $      23,853,751     $      47,482,116
Shares issued in reinvestment of
   distributions........................               238,108               292,363              3,890,683             4,291,892
Shares converted to Class A.............               (84,806)             (164,485)            (1,535,123)           (2,508,206)
Shares redeemed.........................            (1,670,982)           (3,665,527)           (27,059,484)          (55,976,156)
                                             -----------------     -----------------      -----------------     -----------------
Net decrease............................               (46,288)             (429,438)     $        (850,173)    $      (6,710,354)
                                             =================     =================      =================     =================
Class C
Shares sold.............................             1,195,562             1,169,171      $      19,462,938     $      17,757,212
Shares issued in reinvestment of
   distributions........................                69,174                70,803              1,130,306             1,039,382
Shares redeemed.........................            (1,297,610)           (1,301,270)           (21,189,154)          (19,773,912)
                                             -----------------     -----------------      -----------------     -----------------
Net decrease............................               (32,874)              (61,296)     $        (595,910)    $        (977,318)
                                             =================     =================      =================     =================
Advisor Class
Shares sold.............................               151,601             1,362,048      $       2,592,122     $      21,447,816
Shares issued in reinvestment of
   dividends and distributions..........                92,424               194,675              1,629,442             3,036,923
Shares redeemed.........................              (851,771)           (2,009,157)           (14,227,995)          (32,829,643)
                                             -----------------     -----------------      -----------------     -----------------
Net decrease............................              (607,746)             (452,434)     $     (10,006,431)    $      (8,344,904)
                                             =================     =================      =================     =================

NOTE F: Restricted Security

                                                           Date
Security                                                 Acquired   U.S. $ Cost
--------                                                 --------   -----------
Unidad Editorial, SA Series A........................     1/20/92    $167,998

The security shown above is restricted as to sale and has been valued at fair value in accordance with procedures described in Note A. The value of this security at December 31, 1999 was $272,176 representing 0.1% of net assets.

                                                     Alliance International Fund
================================================================================

NOTE G: Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

--------------------------------------------------------------------------------

NOTE H: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 1999.

FINANCIAL HIGHLIGHTS                                 Alliance International Fund
================================================================================

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                          --------------------------------------------------------------------------------------
                                                                                  CLASS A
                                          --------------------------------------------------------------------------------------
                                            Six Months
                                               Ended
                                           December 31,                             Year Ended June 30,
                                               1999      -----------------------------------------------------------------------
                                            (unaudited)      1999           1998           1997          1996           1995
                                          -------------  -------------  ------------  -------------  ------------- -------------
Net asset value, beginning of year......     $ 16.24        $ 18.55       $ 18.69        $ 18.32        $16.81        $ 18.38
                                             -------        -------       -------        -------        ------        -------
Income From Investment Operations
Net investment income (loss)............          -0-(a)(b)    (.04)(a)(b)   (.01)(a)(b)     .06(a)        .05(a)         .04
Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions.........................        5.20           (.75)         1.13           1.51          2.51            .01
                                             -------        -------       -------        -------        ------        -------
Net increase (decrease) in net asset
   value from operations................        5.20           (.79)         1.12           1.57          2.56            .05
                                             -------        -------       -------        -------        ------        -------
Less: Dividends and Distributions
Dividends from net investment income....          -0-            -0-           -0-          (.12)           -0-            -0-
Distributions in excess of net
   investment income....................          -0-          (.48)         (.05)            -0-           -0-            -0-
Distributions from net realized gains on
   investments and foreign currency
   transactions.........................       (1.19)         (1.04)        (1.21)         (1.08)        (1.05)         (1.62)
                                             -------        -------       -------        -------        ------        -------
Total dividends and distributions.......       (1.19)         (1.52)        (1.26)         (1.20)        (1.05)         (1.62)
                                             -------        -------       -------        -------        ------        -------
Net asset value, end of period..........     $ 20.25        $ 16.24       $ 18.55        $ 18.69        $18.32        $ 16.81
                                             =======        =======       =======        =======        ======        =======

Total Return
Total investment return based on
   net asset value (c)..................       33.13%         (3.95)%        6.79%          9.30%        15.83%           .59%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)......................    $102,959        $78,303      $131,565       $190,173      $196,261       $165,584
Ratio to average net assets of:
   Expenses, net of waivers.............        1.91%(d)(e)    1.80%(e)      1.65%          1.74%(e)      1.72%          1.73%
   Expenses, before waivers.............        2.07%(d)       1.91%         1.80%          1.74%         1.72%          1.73%
Ratio of net investment income (loss)
   to average net assets................         .01%(d)       (.25)%(b)     (.05)%(b)       .31%          .31%           .26%
Portfolio turnover rate.................         157%           178%          121%            94%           78%           119%

--------------------------------------------------------------------------------

See footnote summary on page 21.

                                                     Alliance International Fund
================================================================================

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                          --------------------------------------------------------------------------------------
                                                                                  CLASS B
                                          --------------------------------------------------------------------------------------
                                            Six Months
                                               Ended
                                           December 31,                             Year Ended June 30,
                                               1999      -----------------------------------------------------------------------
                                            (unaudited)      1999           1998           1997          1996           1995
                                          -------------  -------------  ------------  -------------  ------------- -------------
Net asset value, beginning of year......     $ 15.19        $ 17.41       $ 17.71        $ 17.45        $16.19        $ 17.90
                                             -------        -------       -------        -------        ------        -------
Income From Investment Operations
Net investment loss.....................        (.06)(a)(b)    (.16)(a)(b)   (.16)(a)(b)    (.09)(a)      (.07)(a)       (.01)
Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions.........................        4.85           (.68)         1.07           1.43          2.38           (.08)
                                             -------        -------       -------        -------        ------        -------
Net increase (decrease) in net asset
   value from operations................        4.79           (.84)          .91           1.34          2.31           (.09)
                                             -------        -------       -------        -------        ------        -------
Less: Dividends and Distributions
Dividends from net investment income....          -0-          (.34)           -0-           -0-            -0-            -0-
Distributions from net realized gains on
   investments and foreign currency
   transactions.........................       (1.19)         (1.04)        (1.21)         (1.08)        (1.05)         (1.62)
                                             -------        -------       -------        -------        ------        -------
Total dividends and distributions.......       (1.19)         (1.38)        (1.21)         (1.08)        (1.05)         (1.62)
                                             -------        -------       -------        -------        ------        -------

Net asset value, end of period..........     $ 18.79        $ 15.19       $ 17.41        $ 17.71        $17.45        $ 16.19
                                             =======        =======       =======        =======        ======        =======
Total Return
Total investment return based on
   net asset value (c)..................       32.72%         (4.56)%        5.92%          8.37%        14.87%          (.22)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)......................     $68,065        $55,724       $71,370        $77,725       $72,470        $48,998
Ratio to average net assets of:
   Expenses, net of waivers.............        2.71%(d)(e)    2.61%(e)      2.49%          2.58%(e)      2.55%          2.57%
   Expenses, before waivers.............        2.87%(d)       2.74%         2.64%          2.58%         2.55%          2.57%
Ratio of net investment loss
   to average net assets................        (.76)%(d)     (1.02)%(b)     (.90)%(b)      (.51)%        (.46)%         (.62)%
Portfolio turnover rate.................         157%           178%          121%            94%           78%           119%

--------------------------------------------------------------------------------

See footnote summary on page 21.

FINANCIAL HIGHLIGHTS (continued)                     Alliance International Fund
================================================================================

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                          --------------------------------------------------------------------------------------
                                                                                  CLASS C
                                          --------------------------------------------------------------------------------------
                                            Six Months
                                               Ended
                                           December 31,                             Year Ended June 30,
                                               1999      -----------------------------------------------------------------------
                                            (unaudited)      1999           1998           1997          1996           1995
                                          -------------  -------------  ------------  -------------  ------------- -------------
Net asset value, beginning of year......     $ 15.19        $ 17.42       $ 17.73        $ 17.46        $16.20        $ 17.91
                                             -------        -------       -------        -------        ------        -------
Income From Investment Operations
Net investment loss.....................        (.06)(a)(b)    (.16)(a)(b)   (.15)(a)(b)    (.09)(a)      (.07)(a)       (.14)
Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions.........................        4.85           (.69)         1.05           1.44          2.38            .05
                                             -------        -------       -------        -------        ------        -------
Net increase (decrease) in net asset
   value from operations................        4.79           (.85)          .90           1.35          2.31           (.09)
                                             -------        -------       -------        -------        ------        -------
Less: Dividends and Distributions
Dividends from net investment income....          -0-          (.34)           -0-            -0-           -0-            -0-
Distributions from net realized gains on
   investments and foreign currency
   transactions ........................       (1.19)         (1.04)        (1.21)         (1.08)        (1.05)         (1.62)
                                             -------        -------       -------        -------        ------        -------
Total dividends and distributions.......       (1.19)         (1.38)        (1.21)         (1.08)        (1.05)         (1.62)
                                             -------        -------       -------        -------        ------        -------
Net asset value, end of period..........     $ 18.79        $ 15.19       $ 17.42        $ 17.73        $17.46        $ 16.20
                                             =======        =======       =======        =======        ======        =======
Total Return
Total investment return based on
   net asset value (c)..................       32.72%         (4.62)%        5.85 %         8.42%        14.85 %         (.22)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)......................     $20,258        $16,876       $20,428        $23,268       $26,965        $19,395
Ratio to average net assets of:
   Expenses, net of waivers.............        2.67%(d)(e)    2.61%(e)      2.48%          2.56%(e)      2.53%          2.54%
   Expenses, before waivers.............        2.83%(d)       2.75%         2.63%          2.56%         2.53%          2.54%
Ratio of net investment loss
   to average net assets................        (.75)%(d)     (1.02)%(b)     (.90)%(b)      (.51)%        (.47)%         (.88)%
Portfolio turnover rate.................         157%           178%          121%            94%           78%          119%

--------------------------------------------------------------------------------

See footnote summary on page 21.

                                                     Alliance International Fund
================================================================================

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                --------------------------------------------------------
                                                                                         ADVISOR CLASS
                                                                --------------------------------------------------------
                                                                Six Months
                                                                   Ended
                                                                December 31,       Year Ended June 30,   October 2, 1996(f)
                                                                    1999      ----------------------------       to
                                                                 (unaudited)       1999          1998       June 30, 1997
                                                                ------------  -------------  ------------- -------------
Net asset value, beginning of period                               $16.24         $18.54        $18.67         $17.96
                                                                  -------        -------        ------        -------
Income From Investment Operations
Net investment income (a)....................................         .02(b)         .01(b)        .02(b)         .16
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions.............................        5.23           (.75)         1.13           1.78
                                                                  -------        -------        ------        -------
Net increase (decrease) in net asset value from operations           5.25           (.74)         1.15           1.94
                                                                  -------        -------        ------        -------
Less: Dividends and Distributions
Dividends from net investment income ........................          -0-          (.01)         (.02)          (.15)
Distributions in excess of net investment income.............          -0-          (.51)         (.05)            -0-
Distributions from net realized gains on investments and
   foreign currency transactions.............................       (1.19)         (1.04)        (1.21)         (1.08)
                                                                  -------        -------        ------        -------
Total dividends and distributions............................       (1.19)         (1.56)        (1.28)         (1.23)
                                                                  -------        -------        ------        -------
Net asset value, end of period ..............................      $20.30         $16.24         $18.54        $18.67
                                                                  =======        =======        ======        =======
Total Return
Total investment return based on net asset value(c)..........       33.45%         (3.62)%        6.98%         11.57%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)....................     $30,100        $33,949       $47,154         $8,697
Ratio to average net assets of:
   Expenses, net of waivers..................................        1.64%(d)(e)    1.57%(e)      1.47%          1.69%(d)(e)
   Expenses, before waivers..................................        1.80%(d)       1.70%         1.62%          1.69%(d)
Ratio of net investment income to average net assets.........         .21%(d)        .04%(b)       .13%(b)       1.47%(d)
Portfolio turnover rate......................................         157%           178%          121%            94%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of fees waived by Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                        Six Months
                                           Ended
                                       December 31,   Year Ended    Period Ended
                                           1999        June 30,       June 30,
                                        (unaudited)      1999           1997
                                      -------------  -------------  ------------

      Class A.......................       1.90%        1.78%         1.73%
      Class B.......................       2.70%        2.59%         2.58%
      Class C.......................       2.66%        2.59%         2.56%
      Advisor Class ................       1.63%        1.55%         1.69%

(f)   Commencement of distribution.

                                                     Alliance International Fund
================================================================================

TRUSTEES

John D. Carifa, Chairman and President
David H. Dievler (1)
John H. Dobkin (1)
W.H. Henderson (1)
Stig Host (1)
Alan Stoga (1)

OFFICERS

Bruce W. Calvert, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Stephen M. Beinhacker, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Nicholas D. P. Carn, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of Audit Committee.

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

                                                                 ---------------
Alliance International Fund                                         BULK RATE
1345 Avenue of the Americas                                       U.S. POSTAGE
New York, NY 10105                                                    PAID
(800) 221-5672                                                    New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

Alliance Capital [LOGO](R)

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INTSR1299